Net results of financial transactions (Tables)	12 Months Ended
Dec. 31, 2020
Net results of financial transactions
Schedule of net results of financial transactions

Skr mn	2020	2019	2018
Derecognition of financial instruments not measured at fair value through profit or loss:
Financial assets at amortized cost	14	19	24
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)[1]	-488	-5,590	7,315
Mandatorily	466	5,710	-7,360
Financial instruments under fair-value hedge accounting:
Net results of the hedging instrument	1,277	2,846	-192
Net results of the hedged item	-1,191	-2,761	235
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	5	2	-3
Total net results of financial transactions	83	226	19